United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Earliest Report Event: October 24, 2017

Spine Injury Solutions, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Katy Freeway
Suite 600
Houston, Texas 77007
(Address of principal executive office) (Postal Code)

(713) 521-4220
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On October 24, 2017, we held an Annual Meeting of Stockholders of Spine Injury Solutions, Inc. at our corporate offices at 5225 Katy Freeway, Suite 600, Houston, Texas 77007, for the following purposes:

(1)	To elect five directors, including William F. Donovan, M.D., John Bergeron, Jerry Bratton, Peter Dalrymple and Jeffrey A. Cronk, D.C.;

(2)	To ratify the selection of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3)	To approve a non-binding advisory resolution on executive compensation;

(4)	To vote on an advisory basis on whether advisory votes on executive compensation should occur every one, two or three years; and

(5)	To transact such other business as may properly come before the meeting.

Based on the votes received in person and by proxy, all of the above named director nominees were elected, the appointment of Ham, Langston & Brezina was ratified, the non-binding advisory resolution on executive compensation was approved, and the stockholders voted to hold advisory votes on executive compensation every three years.  There were no other matters presented for action at the Annual Meeting.

The exact results of the stockholder vote are as follows:

Total Shares of Common Stock Outstanding
as of the Record Date, August 31, 2017:	20,135,882

Total Voting Shares Present Either by Proxy
or in Person of Common Stock:	17,529,964

Item 1:	Election of Directors

	FOR	WITHHELD
William F. Donovan, M.D.	8,406,238	121,454
John Bergeron	8,406,163	121,529
Jerry Bratton	8,412,238	115,454
Peter Dalrymple	8,406,238	121,454
Jeffrey A. Cronk, D.C.	8,406,238	121,454

Additionally, there was a total of 9,002,272 broker non-votes for the election of directors.

Item 2:	Ratification of appointment of Ham, Langston & Brezina, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017

Votes for:	17,462,196
Votes against:	22,933
Votes abstained:	44,835

Item 3:	Approval of a non-binding advisory resolution on executive compensation

Votes for:	8,151,797
Votes against:	21,660
Votes abstained:	354,235

Additionally, there was a total of 9,002,332 broker non-votes for approval of the non-binding advisory resolution on executive compensation.

Item 4:	Vote on an advisory basis on the frequency of the advisory votes on executive compensation

Three years:	7,310,842
Two years:	696,555
One year:	500,360
Votes abstained:	19,935

Additionally, there was a total of 9,002,272 broker non-votes for approval of whether the advisory votes on executive compensation should occur every one, two or three years.

The Board of Directors held a meeting on October 24, 2017, immediately after the Annual Meeting of Stockholders.  In light of the stockholder vote above to include advisory votes on executive compensation in our proxy materials every three years, our Board of Directors decided that future advisory votes on named executive officer compensation will be held every three years until the next stockholder advisory vote on the frequency of such votes, which in accordance with applicable regulations, will occur no later than our Annual Meeting held in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPINE INJURY SOLUTIONS, INC.

/s/ William Donovan, M.D.
By: William Donovan, M.D.
Date: October 30, 2017	Chief Executive Officer